EXHIBIT 99.1

UNITED STATES BANKRUPTCY COURT
EASTERN DISTRICT OF MICHIGAN

In the matter of:

Case Number: 02-63996-WS
Chapter 11

Nexiq Technologies, Inc. Debtor(s)	Hon. Walter Shapero

STATEMENT OF DEBTOR IN POSSESSION

UNDER BANKR. R. PRO. 9011

For the month of October 12-27, 2002

The Debtor in Possession states:

Attached is a complete and accurate (check appropriate lines).

X   Balance Sheet

X   Profit and Loss Statement

X   Cash Receipts & Disbursements Report

X   Accounts Payable Aging Schedule

X   Taxes Payable/Insurance Schedule

X   Reconciled Bank Statement(s)

The statements contained within have been completed on a _______________________ CASH                 X          ACCRUAL BASIS. I understand that any false statement may subject me to sanctions as provided for in Bankr. R. Pro. 9011.

/s/ Kevin F. Kelly Debtor in Possession

11/20/2002
      Date

A. Mail the original to: UNITED STATES BANKRUPTCY COURT 21ST FLOOR - COMERICA BUILDING 211 WEST FORT STREET DETROIT, MICHIGAN 48226	Mail one copy of this report to: OFFICE OF THE U.S. TRUSTEE 211 W. FORT STREET SUITE 700 DETROIT, MICHIGAN 48226 Attn: John R. Kuhn

B.  Mail a copy of this report to each member of the Creditors' Committee (if any) and the attorney for the Creditors' Committee (if any).

U.S. DEPARTMENT OF JUSTICE
UNITED STATES TRUSTEE
EASTERN DISTRICT OF MICHIGAN

In the matter of:

Case Number: 02-63996-WS
Chapter 11

Nexiq Technologies, Inc. Debtor(s)	Hon. Walter Shapero

AFFIRMATIONS

UNDER BANKR. R. PRO. 9011

As Debtor in Possession, I affirm:

1.  That the insurance, as described in section 5 of the Notice of Operating Instructions and Reporting Requirements, is in effect, and

2.   That all post petition taxes, as described in section 9 of the Notice of Operating Instructions and Reporting Requirements, are current.

3.  No professional fees (accountant, attorneys, etc.) have been paid without specific court authorization. Explain below if not true.

I understand that any false statement may subject me to sanctions as provided for in Bankr. R. Pro. 9011.

/s/ Kevin F. Kelly Debtor in Possession

11/20/02
Date

Explanations:

NEXIQ TECHNOLOGIES, INC.
BALANCE SHEET
AS OF OCTOBER 27, 2002

ASSETS
Current Assets
Checking/Savings
Cash
1100 - Cash - Fleet Concentration	660,694.27
1105 - Cash - Fleet "Blocked"	124,327.16
1120 - Cash - CIBC Banking Corp (FSC)	940.00
1190 - Petty Cash	400.00

Total Cash	786,361.43

Total Checking/Savings	786,361.43
Other Current Assets
Prepaid Expenses
1305 - Prepaid Insurance	91,647.00
1340 - Prepaid Deposits	24,502.33

Total Prepaid Expenses	116,149.33

Total Other Current Assets	116,149.33

Total Current Assets	902,510.76
Fixed Assets
Fixed Assets - Basis
1605 - Furniture	99,317.68
1610 - Office Equipment	78,528.61
1615 - Computer Equipment - Software	37,409.75
1620 - Computer Equipment - Hardware	105,111.04
1630 - Leasehold Improvements	48,361.73

Total Fixed Assets - Basis	368,728.81
Accumulated Depreciation
1655 - Accum Depr - Furniture	(82,587.81)
1660 - Accum Depr - Office Equipment	(76,690.33)
1665 - Accum Depr - Computer Equip SW	(23,104.32)
1670 - Accum Depr - Computer Equip HW	(86,107.81)
1680 - Accum Depr - Leasehold Impr	(48,361.73)
1695 - Current Year Accum Depreciation	(2,674.00)

Total Accumulated Depreciation	(319,526.00)
Total Fixed Assets	49,202.81
Other Assets
Investment in Subsidiaries
1701 - Investment - Magnetec	1,236,886.74
1702 - Investment - Instruments	7,473,299.31
1703 - Investment - Termiflex	5,535,428.71
1704 - Investment - Micro Palm	2,145,187.33
1705 - Investment - MPSI	3,145,000.00
1706 - Investment - Oyster	1,844,643.00
1707 - Investment - Husky	446,964.00
1708 - Investment - DSI	599,215.00

Total Investment in Subsidiaries	22,426,624.09
Goodwill
1721 - Goodwill - MPSI	2,552,214.74
1723 - Goodwill - DSI	4,030,000.00
1725 - Accum Amort - MPSI Goodwill	(1,206,243.42)
1727 - Accum Amort - DSI Goodwill	(1,183,351.00)

Total Goodwill	4,192,620.32
Debt Issuance
1740 - Debt Issuance Costs	2,482,862.00
1745 - Accum Amort - Debt Issuance	(1,733,686.00)

Total Debt Issuance	749,176.00
Total Other Assets	27,368,420.41

TOTAL ASSETS	28,320,133.98

NEXIQ TECHNOLOGIES, INC.
BALANCE SHEET
AS OF OCTOBER 27, 2002

LIABILITIES & EQUITY
Liabilities
Current Liabilities
Accounts Payable
Accts Payable
2105 - Accounts Payable Pre Petition	1,540,909.55
2105 - Accounts Payable Post Petition	20,172.52

Total Accts Payable	1,561,082.07

Total Accounts Payable	1,561,082.07
Other Current Liabilities
2200 - Fleet Bank Line of Credit	2,500,000.00
Employee Accruals
2345 - Accrued Vacation	5,878.19

2305 - Accrued Restructuring	681,779.88
Total Employee Accruals	687,658.07
Accrued Expenses
2490 - Accrued Other	958,563.84

Total Accrued Expenses	958,563.84
Interest
2505 - Accrued Bank Interest	612,922.54
2510 - Accrued Convertible Note Int	1,562,909.09
2515 - Accrued Other Interest	86,883.56

Total Interest	2,262,715.19
Due To/From Subsidiaries
2705 - Due To/From MPSI	2,608,222.63
2710 - Due To/From Instruments/Mag	48,815.00
2715 - Due To/From DSI	(3,643,624.37)
2720 - Due To/From Discon't Operations	10,426,017.00

Total Due To/From Subsidiaries	9,439,430.26

Total Other Current Liabilities	15,848,367.36

Total Current Liabilities	17,409,449.43
Long Term Liabilities
Notes Payable - Long Term
2917 - Bridge Note - Sunrise	3,000,000.00
2905 - Fleet Bank - Term A	4,656,766.38
2910 - Fleet Bank - Term B	4,268,300.84
2920 - Convertible Notes - Sunrise	33,935,000.00
2925 - Convertible Notes - ANG	4,181,875.00
2930 - Convertible Notes - PIK	6,476,583.19
2940 - Convertible Notes - Discount	(8,151,506.00)

Total Notes Payable - Long Term	48,367,019.41

Total Long Term Liabilities	48,367,019.41

Total Liabilities	65,776,468.84
Equity
3050 - Common Stock	140,479.62
3100 - Additional Paid in Capital	41,051,057.55
3900 - *Retained Earnings	(76,664,039.47)
Net Income	(1,983,832.56)

Total Equity	(37,456,334.86)

TOTAL LIABILITIES & EQUITY	28,320,133.98

NEXIQ TECHNOLOGIES, INC.
PROFIT AND LOSS STATEMENT
FOR THE PERIOD OF OCTOBER 12, 2002
TO OCTOBER 27, 2002

10/12/02 to
10/27/02
Ordinary Income/Expense
Expense
8010 - Compensation Expense	65,390.00
8000 - Salaries & Wages	10,577.47
Employee Benefits
8105 - Medical and Dental	484.04
8110 - Long Term Disability	260.76
8115 - Life Insurance	23.77
8125 - Auto Allowance	500.00

Total Employee Benefits	1,268.57
Payroll Expenses
8205 - FICA - Employer Portion	527.41
Total Payroll Expenses	527.41

8280 - Dues & Subscriptions	60.00
Travel & Entertainment
8370 - Travel	1,235.96
8375 - Meals & Entertainment	112.79

Total Travel & Entertainment	1,348.75
Consultants
8520 - Consultants - Bankruptcy	25,000.00

Total Consultants	25,000.00
8575 - Telephone	534.16
Depreciation
8650 - Depreciation - Furniture	870.00
8655 - Depreciation - Equipment	1,804.00

Total Depreciation	2,674.00
8674 - Amortization Expense - Goodwill
8675 - GW Amortization - MPSI	14,200.00
8677 - GW Amortization - DSI	67,777.00

Total 8674 - Amortization Expense - Goodwill	81,977.00
8680 - Bank Charges - Monthly Fees	6,309.48
Legal
8716 - Legal - Bankruptcy	0.00
Total Legal	0.00
8740 - General Insurance	27,656.00
Public Relations & BOD Exps
8755 - Public Relations	2,228.28

Total Public Relations & BOD Exps	2,228.28
8995 - Miscellaneous	(66.67)
Total Expense	225,484.45

Net Ordinary Income	(225,484.45)
Other Income/Expense
Other Expense
Interest Expense
9725 - Other	24,739.73
9705 - Bank	102,434.34
9710 - Convertible Notes	1,139,268.32
9715 - Debt Issuance Costs	259,122.00

Total Interest Expense	1,525,564.39
Taxes
9910 - State Income Taxes	0.00

Total Taxes	0.00

Total Other Expense	1,525,564.39

Net Other Income	(1,525,564.39)

Net Income	(1,751,048.84)

SUMMARY OF POST PETITION ACCOUNTS PAYABLE AGING SCHEDULE
AS OF OCTOBER 27, 2002

	0 - 30	31 - 60	61 - 90	> 90
NAME OF CREDITOR	DAYS	DAYS	DAYS	DAYS	BALANCE

BCIA NE Holdings LLC	$9,420.50	$6,077.74			$15,498.24
Shareholder.com	1,043.28				1,043.28
The Hartford	3,631.00				3,631.00

TOTALS	$14,094.78	$6,077.74	$—	$—	$20,172.52

U.S DEPARTMENT OF JUSTICE
UNITED STATES TRUSTEE
EASTERN DISTRICT OF MICHIGAN

FOR THE PERIOD OF OCTOBER 12, 2002 TO OCTOBER 27, 2002

TAXES PAYABLE SCHEDULE
POST PETITION

	Beginning		Payments/	Ending
	Balance	Additions	Deposits	Balance

Income Tax Withheld:
Federal	$—	$—	$—	$—

State	0.00			0.00

FICA Tax Withheld	0.00			0.00

Employer's FICA Tax	0.00			0.00

Unemployment Tax:
Federal	0.00			0.00

State	0.00			0.00

Sales Use & Excise Tax	0.00			0.00

Property Taxes	0.00			0.00

Accrued Income Tax:
Federal	0.00			0.00

State	0.00			0.00

Other: ___________________	0.00			0.00

TOTALS	$—	$—	$—	$—

TAXES PAYABLE SCHEDULE

	Policy Expiration Date		Premium Paid Through Date

Workers' Compensation	12/31/02		12/31/02
General Liability	11/30/02		11/30/02
Property	11/30/02		11/30/02
Vehicle	11/30/02		11/30/02
Other (list):
Directors and Officers Liability	09/30/03		03/31/03
Technology Errors & Omissions	06/30/03		12/31/02
Crime	01/31/03		01/31/03

U.S DEPARTMENT OF JUSTICE UNITED STATES TRUSTEE EASTERN DISTRICT OF MICHIGAN

Case Name:	Nexiq Technologies, Inc..
Case Number:	02-6399-WS

CASH RECEIPTS AND DISBURSEMENTS REPORT

FOR THE PERIOD OF OCTOBER 12, 2002 TO OCTOBER 27, 2002

		GENERAL ACCOUNT			PAYROLL	TAX
		Fleet	SFB	TOTAL	ACCOUNT	ACCOUNT

CASH ON HAND
BEGINNING OF PERIOD		73,334.79	0.00	73,334.79	0.00	0.00

RECEIPTS DURING THE
CURRENT PERIOD
(see attached schedule)		983,246.50	365.45	983,611.95		0.00

Balance Available		1,056,581.29	365.45	1,056,946.74	0.00	0.00

DISBURSEMENTS DURING
THE CURRENT PERIOD
(see attached schedule)		(271,559.86)	(365.45)	(271,925.31)		0.00

CASH ON HAND
END OF PERIOD		785,021.43	0.00	785,021.43	0.00	0.00

*** IMPORTANT ***

Please enter the TOTAL DISBURSEMENTS from all you accounts,
including cash and excluding transfers, onto the line below. This is the number that will determine your quarterly fee payment.

		$ 54,744.31

U.S DEPARTMENT OF JUSTICE UNITED STATES TRUSTEE EASTERN DISTRICT OF MICHIGAN

Case Name:	Nexiq Technologies, Inc.
Case Number:	02-63996-WS

RECEIPTS LISTING

FOR THE PERIOD OF OCTOBER 12, 2002 TO OCTOBER 27, 2002

Bank:	Fleet Bank
Location:	111 Westminister Street, Providence, RI 02903
Account Name:	Nexiq Technologies Concentration Account
Account Number:	9358942298

DATE
RECEIVED	DESCRIPTION	AMOUNT

Transfer	Transfers from WPI Micro Processor Systems	722,896.19
Transfer	Transfers from Diversified Software Industries	260,350.31

	TOTAL	$ 983,246.50

Receipts may be identified by major categories. It is not necessary to list each transaction separately by name and customer or invoice number. You must, however, create a separate list for each bank account to which receipts were deposited during the month.

U.S DEPARTMENT OF JUSTICE UNITED STATES TRUSTEE EASTERN DISTRICT OF MICHIGAN

Case Name:	Nexiq Technologies, Inc.
Case Number:	02-63996-WS

RECEIPTS LISTING

FOR THE PERIOD OF OCTOBER 12, 2002 TO OCTOBER 27, 2002

Bank:	Standard Federal Bank
Location:	40950 Van Dyke Avenue, Sterling Heights, MI 48313
Account Name:	Nexiq Technologies Debtor In Possession
Account Number:	3664000599

DATE
RECEIVED	DESCRIPTION	AMOUNT

Transfer	Transfer from WPI Micro Processor Systems to cover checks written	365..45

	TOTAL	$ 365.45

Receipts may be identified by major categories. It is not necessary to list each transaction separately by name and customer or invoice number. You must, however, create a separate list for each bank account to which receipts were deposited during the month.

Bank:

		U. S. DEPARTMENT OF JUSTICE UNITED STATES TRUSTEE EASTERN DISTRICT OF MICHIGAN

Case Name:	Nexiq Technologies, Inc.
Case Number:	02-63996-WS

			DISBURSEMENTS LISTING

			FOR THE PERIOD OF OCTOBER 12, 2002 TO OCTOBER 27, 2002

Bank:		Fleet Bank
Location:		111 Westminister Street, Providence, RI 02903
Account Name:		Nexiq Technologies Concentration Account
Account Number:		9358942298

DATE	CHECK
DISBURSED	NUMBER	PAYEE	DESCRIPTION	AMOUNT

10/21/02	Transfer	WPI Micro Processor Systems	Funding Checks written on Nexiq DIP account	40,000.00
10/22/02- 10/240/02	Transfer	WPI Micro Processor Systems	Wires sent for WPI Micro Processor Systems	9,838.76
10/24/02	Transfer	WPI Micro Processor Systems	Payroll P/E 10/20/02	110,870.91
10/24/02	Transfer	Diversified Software Industries	Payroll P/E 10/20/02	56,471.33

10/22/02	Wire	THE HARTFORD	INSURANCE	18,979.13
10/22/02	Wire	BERINGEA, LLC	INVESTMENT BANKER	25,000.00
10/24/02	Wire	Fidelity Investments	401(k) FUNDING Payroll P/E 10/20/02	9,842.07
10/15/02		Fleet Bank	Bank fees	557.66

			TOTAL	$ 271,559.86

		You must create a separate list for each bank account for which disbursements were made during the month.

U.S DEPARTMENT OF JUSTICE
UNITED STATES TRUSTEE
EASTERN DISTRICT OF MICHIGAN

Case Name:	Nexiq Technologies, Inc.
Case Number:	02-63996-WS

DISBURSEMENTS LISTING

FOR THE PERIOD OF OCTOBER 12, 2002 TO OCTOBER 27, 2002

Bank:		Standard Federal Bank
Location:		40950 Van Dyke Avenue, Sterling Heights, MI 48313
Account Name:		Nexiq Technologies Debtor In Possession
Account Number:		3664000599

DATE	CHECK
DISBURSED	NUMBER	PAYEE	DESCRIPTION	AMOUNT

10/23/02	1024	JACK SCHANG	EMPLOYEE T&E REIMBURSEMENT	345.45
10/23/02	1028	KEVIN KELLY	EMPLOYEE T&E REIMBURSEMENT	20.00

			TOTAL	$ 365.45

You must create a separate list for eash bank account from which disbursements were made during the month.

EXHIBIT 99.2

UNITED STATES BANKRUPTCY COURT
EASTERN DISTRICT OF MICHIGAN

In the matter of:

Case Number: 02-63994-WS
Chapter 11

WPI Micro Processor Systems, Inc. Debtor(s)	Hon. Walter Shapero

STATEMENT OF DEBTOR IN POSSESSION
UNDER BANKR. R. PRO. 9011
For the month of October 12-27, 2002

The Debtor in Possession states:

Attached is a complete and accurate (check appropriate lines).

X   Balance Sheet

X   Profit and Loss Statement

X   Cash Receipts & Disbursements Report

X   Accounts Payable Aging Schedule

X   Taxes Payable/Insurance Schedule

X   Reconciled Bank Statement(s)

The statements contained within have been completed on a _______________________ CASH           X
ACCRUAL BASIS. I understand that any false statement may subject me to sanctions as provided for in Bankr. R. Pro. 9011.

/s/ Kevin F. Kelly Debtor in Possession

11/20/2002
    Date

A. Mail the original to: UNITED STATES BANKRUPTCY COURT 21ST FLOOR - COMERICA BUILDING 211 WEST FORT STREET DETROIT, MICHIGAN 48226	Mail one copy of this report to: OFFICE OF THE U.S. TRUSTEE 211 W. FORT STREET SUITE 700 DETROIT, MICHIGAN 48226 Attn: John R. Kuhn

B.  Mail a copy of this report to each member of the Creditors' Committee (if any) and the attorney for the Creditors' Committee (if any).

U.S. DEPARTMENT OF JUSTICE
UNITED STATES TRUSTEE
EASTERN DISTRICT OF MICHIGAN

In the matter of:

Case Number: 02-63994-WS
Chapter 11

WPI Micro Processor Systems, Inc. Debtor(s)	Hon. Walter Shapero

AFFIRMATIONS
UNDER BANKR. R. PRO. 9011

As Debtor in Possession, I affirm:

1.   That the insurance, as described in section 5 of the Notice of Operating Instructions and Reporting Requirements, is in effect, and

2.   That all post petition taxes, as described in section 9 of the Notice of Operating Instructions and Reporting Requirements, are current.

3. No professional fees (accountant, attorneys, etc.) have been paid without specific court authorization. Explain below if not true.

I understand that any false statement may subject me to sanctions as provided for in Bankr. R. Pro. 9011.

/s/ Kevin F. Kelly Debtor in Possession

11/20/2002
Date

Explanations:

WPI MICRO PROCESSOR SYSTEMS, INC.
BALANCE SHEET
AS OF OCTOBER 27, 2002

ASSETS
Current Assets
Checking-Standard Federal Payroll	3,316.10
Checking-Standard DIP	(9,976.20)
BCI/Cambridge Escrow Account	1,349.30
Petty Cash	500.00	(4,810.80)
Accounts Receivable	1,721,980.55
Accounts Receivable Accruals	9,862.28
Employee Receivable	20,084.19
Allowance for Doubtful Accounts	(77,000.00)	1,674,927.02
Inventory - Finished Goods	87,119.04
Inventory - Raw Materials	800,996.31
Inventory - Reserve	(233,000.00)	655,115.35
Prepaid Property Taxes	12,788.86
Prepaid Rent	24,300.21
Prepaid Contracts	12,245.94	49,335.01

Total Current Assets	2,374,566.58	2,374,566.58
Fixed Assets
Machinery & Equipment	135,025.88
Office Equipment	166,299.84
Tooling	12,280.00
Computer Hardware	828,169.47
Computer Software	414,541.80
Furniture & Fixtures	321,883.34
Leasehold Improvements	166,490.59	2,044,690.92
Accumulated Depreciation	(1,152,323.48)	(1,152,323.48

Total Fixed Assets	892,367.44	892,367.44
Other Assets
Security Deposit	44,705.87

Total Other Assets	44,705.87	44,705.87

TOTAL ASSETS	3,311,639.89	3,311,639.89

LIABILITIES & EQUITY
Liabilities
Current Liabilities
Accounts Payable-Pre Petition	1,317,360.47
Accounts Payable-Post Petition	129,085.46	1,446,445.93
Due To/From NEXIQ Corporate	(2,608,222.63)
Due To/From NEXIQ DSI	2,111,342.19	(496,880.44)
Deferred Revenue	41,132.55	41,132.55
Accrued Salaries	65,409.83
Accrued Vacation/Personal	37,388.82
Accrued Commissions	2,000.00
Accrued 401(k)Payable	3,061.99
Accrued FSA	2,705.32
Accrued Fringes	4,937.19	115,503.15
Accrued Sales & Use Tax	43.02
Accrued Royalties	43,749.79
Accrued Rent	18,110.00
Warranty Reserve	20,000.00	81,902.81

Total Current Liabilities	1,188,104.00	1,188,104.00

Total Liabilities	1,188,104.00	1,188,104.00

Equity
Common Stock	3,145,000.00	3,145,000.00
Retained Earnings-Prior	(851,402.28)	(851,402.28)
Net Income	(170,061.83)	(170,061.83)

Total Equity	2,123,535.89	2,123,535.89

TOTAL LIABILITIES & EQUITY	3,311,639.89	3,311,639.89

WPI MICRO PROCESSOR SYSTEMS, INC.
PROFIT AND LOSS STATEMENT
FOR THE PERIOD OF OCTOBER 12, 2002
TO OCTOBER 27, 2002

10/12/02 to
10/27/02
Income
4000-03 - Sales-Core	361,486.28
4200-05 - Sales-Etechnician	14,300.00

Total Income - Gross	375,786.28

4900-03 - Freight - Outgoing	4,453.05
4920-03 - Sales Adjustments	0.00

Total Income - Net	371,333.23

Cost of Sales
5000-03 - Direct Materials-Core	115,971.45
5000-05 - Direct Materials-Etechnician	13,901.11
5500-05 - Direct Labor	6,328.51
5600-05 - Overhead	38,354.67

Total Cost of Sales	174,555.74

Gross Profit	196,777.49

Operating Expenses
6000 - Wages	58,722.34
6005 - Premium Wages	(360.24)
6015 - Auto Allowance	650.00
6020 - Fringes Misc	0.00
6025 - Tuition Assistance/Training	2,165.68
6060 - Vacation	(14,454.67)
6065 - Personal	233.23
6100 - FICA	14,254.97
6105 - FUI	6.98
6110 - SUI	20.39
6120 - Labor Reclass to Cost of Sales	(9,128.18)
6135 - Sales & Use Tax	1,518.63
6200 - Rent.	14,123.50
6210 - Supplies	1,004.03
6215 - Telephone	16,969.73
6220 - Electricity	3,018.35
6225 - Disposal	245.53
6230 - Water	0.00
6235 - Gas	495.35
6240 - Auto Expense	1,988.92
6245 - Travel Expense	3,198.14
6246 - Meals & Entertainment	614.27
6250 - Dues and Subscriptions	1,333.60
6260 - Contract Labor	4,400.00
6121 - Contract Labor - DSI	33,644.58
6300 - Medical Ins	15,553.50
6310 - Life Insurance	907.21
6320 - LT Disability	711.92
6330 - ST Disability	3,016.26
6350 - Property Taxes	2,707.93
6400 - Equipment Maintenance	5,064.28
6405 - Equipment Lease	7,663.94
6410 - Bank Fees	106.00
6415 - Legal	(830.04)
6421 - Recruiting	830.04
6422 - Payroll Processing	567.67
6430 - Building Maintenance	1,397.90
6454 - Depreciation	30,787.00
6500 - Trade Show Booths	250.00
6500 - Telephone "1-800"	2,358.88
6510 - Commissions	4,000.00
6570 - Offsite Storage	303.80
6565 - Postage	607.56
6606 - Product Development/Pilots	7,889.51
6800 - Bad Debt Expense	2,000.00

Total Operating Expenses	220,558,49

Net Profit (Loss)	(23,781,00)

U.S DEPARTMENT OF JUSTICE
UNITED STATES TRUSTEE
EASTERN DISTRICT OF MICHIGAN

FOR THE PERIOD OF OCTOBER 12, 2002 TO OCTOBER 27, 2002

TAXES PAYABLE SCHEDULE
POST PETITION

	Beginning		Payments/	Ending
	Balance	Additions	Deposits	Balance

Income Tax Withheld:
Federal	$—	$20,968.30	$(20,968.30)	$—

State	0.00	4,930.21	(4,930.21)	0.00

FICA Tax Withheld	0.00	7,341.68	(7,341.68)	0.00

Employer's FICA Tax	0.00	7,341.70	(7,341.70)	0.00

Unemployment Tax:
Federal	0.00			0.00

State	0.00			0.00

Sales Use & Excise Tax	0.00	43.02		43.02

Property Taxes	0.00			0.00

Accrued Income Tax:
Federal	0.00			0.00

State	0.00			0.00

Other: ___________________	0.00			0.00

TOTALS	$—	$40,624.91	$(40,581.89)	$43.02

TAXES PAYABLE SCHEDULE

	Policy Expiration Date		Premium Paid Through Date

Workers' Compensation	12/31/02		12/31/02
General Liability	11/30/02		11/30/02
Property	11/30/02		11/30/02
Vehicle	11/30/02		11/30/02
Other (list):
Directors and Officers Liability	09/30/03		03/31/03
Technology Errors & Omissions	06/30/03		12/31/02
Crime	01/31/03		01/31/03

SUMMARY OF POST PETITION ACCOUNTS PAYABLE AGING SCHEDULE
AS OF OCTOBER 27, 2002

		0 - 30	31 - 60	61 - 90	> 90
NAME OF CREDITOR	BALANCE	DAYS	DAYS	DAYS	DAYS

A & B RADIO & ALARM SYS	$81.00	$81.00	$—	$—	$—
ADP, INC.	250.39	250.39
AETHER SYSTEMS,INC	227.70	227.70
ALBIN BUSINESS COPIERS	495.74	495.74
A LOW COST SELF STORAGE	467.23	467.23
AMERITECH	1,138.87	1,138.87
ASE-EDUCATIONAL FOUNDATIN	1,123.60	1,123.60
AT&T	4,127.58	4,024.94	102.64
AT&T TELECONFERENCE SRV	2,950.39	2,950.39
BALBOA CAPITAL CORPORATIN	273.92	273.92
BALBOA CAPITAL CORP-BULK	322.14	322.14
BLUE CROSS BLUE SHIELD	14,013.15	14,013.15
BLUE CARE NETWORK	8,177.47	8,177.47
CELLNET COMMUNICATIONS	10,364.80	10,364.80
CHUCK WRIGHT	25.61	25.61
CINGULAR INTERACTIVE-DEV	910.57	910.57
CINTAS	263.36	263.36
CITICAPITAL COMMERCIAL	496.50	295.99	200.51
CONSUMERS ENERGY	750.11	750.11
CUSTOM COFFEE SERVICE INC	36.13	36.13
DE CLARKS LANDSCAPING	1,319.00	1,319.00
DELTA DENTAL	2,942.85	2,942.85
DETROIT EDISON	3,195.71	3,195.71
DOT - XPECT FIRST AID	73.02	73.02
ERVIN LEASING	984.44	984.44
EXPANETS FINANCIAL	5,586.70	3,184.00	2,402.70
EXPANETS, INC.	73.92	73.92
EUREKA TECHNOCRATS,INC	4,400.00	4,400.00
FEDERAL EXPRESS CORP	92.68	92.68
FIRST FLEET CORPORATION	1,272.00	1,272.00
IDEALEASE, INC.	250.00	250.00
IMAGE-TEK EXHIBITS	96.77	96.77
KAREN FRANK	546.00	546.00
MOHAMMED UDDIN	6.00	6.00
LEDDS DEVELOPMENT COMPANY	34,063.06	34,063.06
MANUFACTURERS NEWS, INC.	298.00	298.00
M-CARE	15,015.23	15,015.23
MICHIGAN BUSINESS	100.00	100.00
MITCHELL REPAIR INFORMATI	1,760.93				1,760.93
PITNEY BOWES	46.05	46.05
PURCHASE POWER	1,035.77	15.77	1,020.00
RICHARD HAHN	104.62	104.62
SCOTT SPECIALTY GASES	23.06	23.06
SOCIETY OF HUMAN RESOURCE	260.00		260.00
STERLING HEIGHTS POST	150.00	150.00
UNUM	2,120.57	2,120.57
UNUM LIFE INSURANCE	498.80	498.80
UPS CUSTOMHOUSE BROKERAGE	61.50	61.50
UNITED PARCEL SERVICE	3,727.33	3,727.33
VERIO, INC. - 22	1,274.90	1,006.50	268.40
VISION SERVICE PLAN	983.99	983.99
WASTE MANAGEMENT	226.30	226.30

TOTALS	$129,085.46	$123,070.28	$4,254.25	$—	$1,760.93

U.S DEPARTMENT OF JUSTICE
UNITED STATES TRUSTEE
EASTERN DISTRICT OF MICHIGAN

Case Name:	WPI Micro Processor Systems, Inc.
Case Number:	02-63994-WS

CASH RECEIPTS AND DISBURSEMENTS REPORT

FOR THE PERIOD OF OCTOBER 12, 2002 TO OCTOBER 27, 2002

		GENERAL ACCOUNT			PAYROLL	TAX
		Fleet	SFB	TOTAL	ACCOUNT	ACCOUNT

CASH ON HAND
BEGINNING OF PERIOD		0.00	376,065.18	376,065.18	11,414.46	0.00

RECEIPTS DURING THE
CURRENT PERIOD
(see attached schedule)		161,048.77	235,921.00	396,969.77	110,870.91	0.00

Balance Available		161,048.77	611,986.18	773,034.95	122,285.37	0.00

DISBURSEMENTS DURING
THE CURRENT PERIOD
(see attached schedule)		(161,048.77)	(621,962.38)	(783,011.15)	(118,969.27)	0.00

CASH ON HAND
END OF PERIOD		0.00	(9,976.20)	(9,976.20)	3,316.10	0.00

*** IMPORTANT ***

Please enter the TOTAL DISBURSEMENTS from all you accounts,
including cash and excluding transfers, onto the line below.This is the number that will determine your quarterly fee payment.

		$ 174,504.64

U.S DEPARTMENT OF JUSTICE
UNITED STATES TRUSTEE
EASTERN DISTRICT OF MICHIGAN

Case Name:	WPI Micro Processor Systems, Inc.
Case Number:	02-63994-WS

RECEIPTS LISTING

FOR THE PERIOD OF OCTOBER 12, 2002 TO OCTOBER 27, 2002

Bank:	Fleet Bank
Location:	111 Westminister Street, Providence, RI 02903
Account Name:	Nexiq Technologies Concentration Account
Account Number:	9358942298

DATE
RECEIVED	DESCRIPTION	AMOUNT

10/15/02-10/25/02	A/R Deposits from WPI Micro Processor Systems	146,319.52
10/24/02	Non A/R Deposits from WPI Micro Processor Systems	4,890.49

Transfer	Transfers from Nexiq Technologies to cover wire transfers	9,838.76

	TOTAL	$ 161,048.77

Receipts may be identified by major categories. It is not necessary to list each transaction separately by name and customer or invoice number. You must, however, create a separate list for each bank account to which receipts were deposited during the month.

U.S DEPARTMENT OF JUSTICE
UNITED STATES TRUSTEE
EASTERN DISTRICT OF MICHIGAN

Case Name:	WPI Micro Processor Systems, Inc.
Case Number:	02-63994-WS

RECEIPTS LISTING

FOR THE PERIOD OF OCTOBER 12, 2002 TO OCTOBER 27, 2002

Bank:	Standard Federal Bank
Location:	40950 Van Dyke Avenue, Sterling Heights, MI 48313
Account Name:	Nexiq Technologies Debtor In Possession
Account Number:	3664000599

DATE
RECEIVED	DESCRIPTION	AMOUNT

10/16/02-10/17/02	A/R Deposits from WPI Micro Processor Systems	194,531.54

Transfer	Transfers from WPI Micro Processor Systems Payroll	1,389.46
Transfer	Transfer from Nexiq Technologies to cover checks written	40,000.00

	TOTAL	$ 235,921.00

Receipts may be identified by major categories. It is not necessary to list each transaction separately by name and customer or invoice number. You must, however, create a separate list for each bank account to which receipts were deposited during the month.

U. S. DEPARTMENT OF JUSTICE UNITED STATES TRUSTEE EASTERN DISTRICT OF MICHIGAN

Case Name:	WPI Micro Processor Systems, Inc.
Case Number:	02-63994-WS

Bank:	Standard Federal Bank
Location	40950 Van Dyke Avenue, Sterling Heights, MI 48313
Account Name:	Nexiq Technologies Debtor In Possession
Account Number:	5607110490

DATE
RECEIVED	DESCRIPTION	AMOUNT

Transfer	Transfer from Fleet - Biweekly payroll for period ended 10/20/02	110,870.91

	TOTAL	$ 110,870.91

 Receipts may be identified by major categories.  It is not necessary to list each transaction separately by name and customer or invoice number. You must, however, create a separate list for each bank account to which receipts were deposited during the month.

U.S DEPARTMENT OF JUSTICE
UNITED STATES TRUSTEE
EASTERN DISTRICT OF MICHIGAN

Case Name:	WPI Micro Processor Systems, Inc.
Case Number:	02-63994-WS

DISBURSEMENTS LISTING

FOR THE PERIOD OF OCTOBER 12, 2002 TO OCTOBER 27, 2002

Bank:		Fleet Bank
Location:		111 Westminster Street, Providence, RI 02903
Account Name:		Nexiq Technologies Debtor In Possession
Account Number:		9358942298

DATE	CHECK
DISBURSED	NUMBER	PAYEE	DESCRIPTION	AMOUNT

10/22/02	Wire	NORTECH SYSTEMS	INVENTORY	5,339.70
10/24/02	Wire	FEDERAL EXPRESS	SHIPPING - $1,500 deposit	1,500.00
10/24/02	Wire	NORTECH SYSTEMS	INVENTORY	2,999.06

10/15/02-10/25/02	Transfer	Nexiq Technologies	Deposit commingled with other funds	146,319.52
10/24/02	Transfer	Nexiq Technologies	Deposit commingled with other funds	4,890.49

			TOTAL	$ 161,048.77

You must create a separate list for each bank account from which disbursements were made during the month.

U.S DEPARTMENT OF JUSTICE UNITED STATES TRUSTEE EASTERN DISTRICT OF MICHIGAN

Case Name:	WPI Micro Processor Systems, Inc.
Case Number:	02-63994-WS

DISBURSEMENTS LISTING

FOR THE PERIOD OF OCTOBER 12, 2002 TO OCTOBER 27, 2002

Bank:		Standard Federal Bank
Location:		40950 Van Dyke Avenue, Sterling Heights, MI 48313
Account Name:		Nexiq Technologies Debtor In Possession
Account Number:		3664000599

DATE	CHECK
DISBURSED	NUMBER	PAYEE	DESCRIPTION	AMOUNT

10/22/02	Transfer	Diversified Software Industries	Checks written	2,824.68
10/23/02	Transfer	Nexiq Technologies	Checks written	365.45
10/22/02	Transfer	Nexiq Technologies	Transfer to Nexiq Technologies	571,686.18

10/18/02	1001	COSTELLO IMAGE GRAPHICS	INVENTORY	1,235.70
10/21/02	1002	LEADING EDGE	INVENTORY	1,430.00
10/21/02	1003	LECTRONICS	INVENTORY	7,825.00
10/21/02	1005	DEBRON	INVENTORY	2,505.00
10/22/02	1006	CDW COMPUTERS CENTERS	INVENTORY	415.28
10/22/02	1007	PLYMOUTH PACKAGING	INVENTORY	1,348.00
10/22/02	1008	THE DARSON CORPORATION	INVENTORY	46.00
10/23/02	1018	LECTRONICS	INVENTORY	2,790.00
10/23/02	1019	BRIAN YAX	T&E REIMBURSEMENT	58.40
10/23/02	1020	BRIAN HIMANEK	T&E REIMBURSEMENT	92.52
10/23/02	1021	CHET TARAS	T&E REIMBURSEMENT	140.67
10/23/02	1022	DONNA TOMASSI	T&E REIMBURSEMENT	640.00
10/23/02	1023	GEORGE LANG	T&E REIMBURSEMENT	125.00
10/23/02	1025	JAMES KUNTZ	T&E REIMBURSEMENT	1,500.00
10/23/02	1026	JAMIE SURA	T&E REIMBURSEMENT	1,841.47
10/23/02	1027	KEN TURNER	T&E REIMBURSEMENT	262.44
10/23/02	1029	MARLA CENTOFANTI	T&E REIMBURSEMENT	13.96
10/23/02	1030	MICHAEL KAPOLKA	T&E REIMBURSEMENT	662.54
10/23/02	1031	MICHAEL LAMBIE	T&E REIMBURSEMENT	563.16
10/23/02	1032	MOHAMMED UDDIN	T&E REIMBURSEMENT	27.39
10/23/02	1033	RICH HAHN	T&E REIMBURSEMENT	113.08
10/23/02	1034	STATE OF MICHIGAN	SALES & USE TAX	76.02
10/23/02	1035	THOMAS KOTENKO	T&E REIMBURSEMENT	341.25
10/23/02	1036	TOM CARTER	T&E REIMBURSEMENT	387.53
10/24/02	1039	CDW COMPUTER CENTERS	INVENTORY	132.51
10/24/02	1041	COSTELLO IMAGE	INVENTORY	886.13
10/24/02	1042	DATACOMM CABLES	INVENTORY	358.50
10/24/02	1043	KAM PATEL	T&E REIMBURSEMENT	45.00
10/24/02	1044	LEADING EDGE	INVENTORY	586.00
10/24/02	1045	LECTRONICS, INC.	INVENTORY	1,612.50
10/24/02	1046	BOB JENSEN	T&E REIMBURSEMENT	622.70
10/24/02	1047	BRIAN HIMANEK	T&E REIMBURSEMENT	102.20
10/24/02	1048	CHET TARAS	T&E REIMBURSEMENT	181.88
10/24/02	1049	DATACOMM CABLES	INVENTORY	340.00
10/24/02	1050	G & P CLEANING	BUILDING CLEANING	375.00
10/25/02	1051	DIGI - KEY CORPORTATION	PC CARD EJECTOR - ENG	59.60
10/25/02	1052	GEORGE LANG	T&E REIMBURSEMENT	62.00
10/25/02	1053	GREG MEYER	T&E REIMBURSEMENT	1,056.79
10/25/02	1054	JAMIE SURA	T&E REIMBURSEMENT	235.39
10/25/02	1055	MICHAEL LAMBIE	T&E REIMBURSEMENT	179.38
10/25/02	1057	CONTINENTAL CARTON	BOXES	408.68
10/25/02	1058	COSTELLO IMAGE	INVENTORY	133.90
10/25/02	1059	DEBRON	INVENTORY	4,175.00
10/25/02	1060	HI TECH SALES	INVENTORY	1,844.00
10/25/02	1061	LEADING EDGE	INVENTORY	520.00
10/25/02	1062	LECTRONICS, INC.	INVENTORY	8,662.50
		Standard Federal Bank	Bank Fee	66.00

			TOTAL	$621,962.38

You must create a separate list for eash bank account from which disbursements were made during the month.

U. S. DEPARTMENT OF JUSTICE UNITED STATES TRUSTEE EASTERN DISTRICT OF MICHIGAN

Case Name:	WPI Micro Processor Systems, Inc.
Case Number:	02-63994-WS

Bank:		Standard Federal Bank
Location:		40950 Van Dyke Avenue, Sterling Heights, MI 48313
Account Name:		Nexiq Technologies Debtor In Possession
Account Number:		5607110490

DATE	CHECK
DISBURSED	NUMBER	PAYEE	DESCRIPTION	AMOUNT

10/24/02	Wires	All Employees	Payroll for Biweekly period ended 10/20/02	117,579.81

	Transfer	WPI Micro Processor Systems	Transfers to WPI Micro Processor Systems General	1,389.46

			TOTAL	$ 118,969.27

You must create a separate list for each bank account from which disbursements were made during the month.

EXHIBIT 99.3

UNITED STATES BANKRUPTCY COURT
EASTERN DISTRICT OF MICHIGAN

In the matter of:

Case Number: 02-63998-WS
Chapter 11

Diversified Software Industries, Inc. Debtor(s)	Hon. Walter Shapero

STATEMENT OF DEBTOR IN POSSESSION
UNDER BANKR. R. PRO. 9010
For the month of October 12-27, 2002

The Debtor in Possession states:

Attached is a complete and accurate (check appropriate lines).

X   Balance Sheet

X   Profit and Loss Statement

X   Cash Receipts & Disbursements Report

X   Accounts Payable Aging Schedule

X   Taxes Payable/Insurance Schedule

X Reconciled Bank Statement(s)

The statements contained within have been completed on a _______________________ CASH XACCRUAL BASIS. I understand that any false statement may subject me to sanctions as provided for in Bankr. R. Pro. 9011.

/s/ Kevin F. Kelly Debtor in Possession

11/20/2002
   Date

A. Mail the original to: UNITED STATES BANKRUPTCY COURT 21ST FLOOR - COMERICA BUILDING 211 WEST FORT STREET DETROIT, MICHIGAN 48226	Mail one copy of this report to: OFFICE OF THE U.S. TRUSTEE 211 W. FORT STREET SUITE 700 DETROIT, MICHIGAN 48226 Attn: John R. Kuhn

B. Mail a copy of this report to each member of the Creditors' Committee (if any) and the attorney for the Creditors' Committee (if any).

U.S. DEPARTMENT OF JUSTICE
UNITED STATES TRUSTEE
EASTERN DISTRICT OF MICHIGAN

In the matter of:

Case Number: 02-63998-WS
Chapter 11

Diversified Software Industries, Inc. Debtor(s)	Hon. Walter Shapero

AFFIRMATIONS
UNDER BANKR. R. PRO. 9011

As Debtor in Possession, I affirm:

1.  That the insurance, as described in section 5 of the Notice of Operating Instructions and Reporting Requirements, is in effect, and

2.   That all post petition taxes, as described in section 9 of the Notice of Operating Instructions and Reporting Requirements, are current.

3.  No professional fees (accountant, attorneys, etc.) have been paid without specific court authorization. Explain below if not true.

I understand that any false statement may subject me to sanctions as provided for in Bankr. R. Pro. 9011.

/s/ Kevin F. Kelly Debtor in Possession

11/20/2002
   Date

Explanations:

DIVERSIFIED SOFTWARE INDUSTRIES, INC.
BALANCE SHEET
AS OF OCTOBER 27, 2002

ASSETS
Current Assets
Checking-Hawkeye State Bank	300.00
Checking-FSA	1,044.12	1,344.12
Accounts Receivable	407,879.94
Allowance for Doubtful Accounts	(23,500.00)	384,379.94
Employee Advance	410.22
Prepaid Contracts	5,711.36
Prepaid Rent	1,700.51
Prepaid Other	221.69	8,043.78

Total Current Assets	393,767.84	393,767.84
Fixed Assets
Automobile	50,644.19
Computer Hardware	266,889.19
Computer Software	81,170.21
Furniture & Equipment	440,217.90
Leasehold Improvements	118,621.71	957,543.20
Accumulated Depreciation	(392,964.30)	(392,964.30)

Total Fixed Assets	564,578.90	564,578.90
Other Assets
Patent	16,320.92
Security Deposit	29,332.57
Deposits-Utilities	1,300.00

Total Other Assets	46,953.49	46,953.49

TOTAL ASSETS	1,005,300.23	1,005,300.23

LIABILITIES & EQUITY
Liabilities
Current Liabilities
Accounts Payable-Pre Petition	127,376.49
Accounts Payable-Post Petition	15,673.56	143,050.05
Due To/From NEXIQ Corporate	3,643,624.37
Due To/From NEXIQ Detroit	(2,111,342.19)	1,532,282.18
Deferred Revenue	194,489.42	194,489.42
Accrued Salaries	59,677.56
Accrued Severance	7,084.07
Accrued Payroll Other	49,311.21
Accrued FSA	961.24
Accrued Fringes	640.00	117,674.08

Total Current Liabilities	1,987,495.73	1,987,495.73

Long Term Liabilities
TIF Grant	74,000.00
CEBA Grant	103,094.42	177,094.42

Total Long Term Liabilities	177,094.42	177,094.42
Total Liabilities	2,164,590.15	2,164,590.15

Equity
Owner's Equity-Opening	26,455.95
Owner's Equity-Other	2,862,799.32	2,889,255.27
Retained Earnings-DSI	(4,116,277.62)	(4,116,277.62)
Net Income	67,732.43	67,732.43

Total Equity	(1,159,289.92)	(1,159,289.92)

TOTAL LIABILITIES & EQUITY	1,005,300.23	1,005,300.23

DIVERSIFIED SOFTWARE INDUSTRIES, INC.
PROFIT AND LOSS STATEMENT
FOR THE PERIOD OF OCTOBER 12, 2002
TO OCTOBER 27, 2002

10/12/02 to
10/27/02

Income
4000-04 - Consulting-Core	78,082.35
4100-04 - Licenses-ePod	8,000.00
4000-05 - Consulting-IVIS	82,314.58
4100-05 - Licenses-IVIS SDK	27,500.00
4010-05 - Intercompany-Telematics	33,644.58

Total Income	229,541.51

Operating Expenses
6000 - Salaries	93,336.26
6020 - Fringes Misc	640.00
6060 - Vacation	12,768.88
6100 - FICA	6,201.28
6110 - SUI	0.64
6200 - Rent.	(1,232.88)
6210 - Supplies	(40.42)
6215 - Telephone	2,152.88
6220 - Electricity	387.60
6230 - Water	258.17
6235 - Gas	82.03
6240 - Auto Expense	(92.17)
6245 - Travel Expense	258.79
6246 - Meals & Entertainment	107.62
6300 - Medical Ins	(3,809.73)
6310 - Disability/Life	(13.25)
6400 - Equipment Maintenance	633.91
6410 - Bank Fees	31.00
6422 - Payroll Processing	232.88
6430 - Building Maintenance	131.25
6454 - Depr	14,276.41
6565 - Postage	81.10
6606 - Product Development	(1,303.82)
8000 - Interest Expense	1,350.50

Total Expenses	126,438.93

Net Profit (Loss)	103,102.58

SUMMARY OF POST PETITION ACCOUNTS PAYABLE AGING SCHEDULE
AS OF OCTOBER 27, 2002

	0 - 30	31 - 60	61 - 90	> 90
NAME OF CREDITOR	DAYS	DAYS	DAYS	DAYS	BALANCE

ADP	$232.88	$—	$—	$—	$232.88
Cingular Interactive		41.94			41.94
City of Coralville	43.02				43.02
Freeman Lock		66.12			66.12
Giant		258.06			258.06
Janitorial Resources	131.25				131.25
Jay Lash-Reimb	734.71				734.71
Linn County REC	1,687.60				1,687.60
MidAmerican Energy	36.84				36.84
PR Newswire		310.00			310.00
Provident			15.13		15.13
Qwest		151.92			151.92
Ron Stahlberg-Reimb		942.58			942.58
Shelle Youngblut-Reimb					0.00
South Slope		698.46			698.46
Sprint	80.69				80.69
Sprint PCS	395.69	53.99			449.68
UNUM Life Insurance		1,008.05			1,008.05
Venture One, L.C.		8,502.53			8,502.53
Verizon Wireless	234.70				234.70
Waste Management		47.40			47.40

TOTALS	$3,577.38	$12,081.05	$15.13	$—	$15,673.56

U.S DEPARTMENT OF JUSTICE
UNITED STATES TRUSTEE
EASTERN DISTRICT OF MICHIGAN

FOR THE PERIOD OF OCTOBER 12, 2002 TO OCTOBER 27, 2002

TAXES PAYABLE SCHEDULE
POST PETITION

	Beginning		Payments/	Ending
	Balance	Additions	Deposits	Balance

Income Tax Withheld:
Federal	$—	$6,472.93	$(6,472.93)	$—

State	0.00	2,750.99	(2,750.99)	0.00

FICA Tax Withheld	0.00	3,656.40	(3,656.40)	0.00

Employer's FICA Tax	0.00	3,656.44	(3,656.44)	0.00

Unemployment Tax:
Federal	0.00			0.00

State	0.00	0.32	(0.32)	0.00

Sales Use & Excise Tax	0.00			0.00

Property Taxes	0.00			0.00

Accrued Income Tax:
Federal	0.00			0.00

State	0.00			0.00

Other: ___________________	0.00			0.00

TOTALS	$—	$16,537.08	$(16,537.08)	$—

TAXES PAYABLE SCHEDULE

	Policy Expiration Date		Premium Paid Through Date

Workers' Compensation	12/31/02		12/31/02
General Liability	11/30/02		11/30/02
Property	11/30/02		11/30/02
Vehicle	11/30/02		11/30/02
Other (list):
Directors and Officers Liability	09/30/03		03/31/03
Technology Errors & Omissions	06/30/03		12/31/02
Crime	01/31/03		01/31/03

U.S DEPARTMENT OF JUSTICE UNITED STATES TRUSTEE EASTERN DISTRICT OF MICHIGAN

Case Name:	Diversified Software Industries, Inc.
Case Number:	02-63998-WS

CASH RECEIPTS AND DISBURSEMENTS REPORT

FOR THE PERIOD OF OCTOBER 12, 2002 TO OCTOBER 27, 2002

		GENERAL ACCOUNT			PAYROLL	TAX
		Fleet	SFB	TOTAL	ACCOUNT	ACCOUNT

CASH ON HAND
BEGINNING OF PERIOD		0.00	0.00	0.00	249,508.74	0.00

RECEIPTS DURING THE
CURRENT PERIOD
(see attached schedule)		11,156.57	2,824.68	13,981.25	56,471.33	0.00

Balance Available		11,156.57	2,824.68	13,981.25	305,980.07	0.00

DISBURSEMENTS DURING
THE CURRENT PERIOD
(see attached schedule)		(11,156.57)	(2,824.68)	(13,981.25)	(305,680.07)	0.00

CASH ON HAND
END OF PERIOD		0.00	0.00	0.00	300.00	0.00

*** IMPORTANT ***

Please enter the TOTAL DISBURSEMENTS from all you accounts,
including cash and excluding transfers, onto the line below. This is the number that will determine your quarterly fee payment.

		$ 59,311.01

U.S DEPARTMENT OF JUSTICE UNITED STATES TRUSTEE EASTERN DISTRICT OF MICHIGAN

Case Name:	Diversified Software Industries, Inc.
Case Number:	02-63998-WS

RECEIPTS LISTING

FOR THE PERIOD OF OCTOBER 12, 2002 TO OCTOBER 27, 2002

Bank:	Fleet Bank
Location:	111 Westminister Street, Providence, RI 02903
Account Name:	Nexiq Technologies Concentration Account
Account Number:	9358942298

DATE
RECEIVED	DESCRIPTION	AMOUNT

10/15/02-10/22/02	DSI Accounts Receivable deposit	8,040.00
10/22/02	DSI Non A/R - Refund check - Delta Dental	3,056.12
10/22/02	DSI Non A/R - COBRA check	60.45

	TOTAL	$ 11,156.57

Receipts may be identified by major categories. It is not necessary to list each transaction separately by name and customer or invoice number. You must, however, create a separate list for each bank account to which receipts were deposited during the month.

U.S DEPARTMENT OF JUSTICE UNITED STATES TRUSTEE EASTERN DISTRICT OF MICHIGAN

Case Name:	Diversified Software Industries, Inc.
Case Number:	02-63998-WS

RECEIPTS LISTING

FOR THE PERIOD OF OCTOBER 12, 2002 TO OCTOBER 27, 2002

Bank:	Standard Federal Bank
Location:	40950 Van Dyke Avenue, Sterling Heights, MI 48313
Account Name:	Nexiq Technologies Debtor In Possession
Account Number:	3664000599

DATE
RECEIVED	DESCRIPTION	AMOUNT

Transfer	Transfer from WPI Micro Processor Systems to cover checks written	2,824.68

	TOTAL	$ 2,824.68

Receipts may be identified by major categories. It is not necessary to list each transaction separately by name and customer or invoice number. You must, however, create a separate list for each bank account to which receipts were deposited during the month.

U.S DEPARTMENT OF JUSTICE UNITED STATES TRUSTEE EASTERN DISTRICT OF MICHIGAN

Case Name:	Diversified Software Industries, Inc.
Case Number:	02-63998-WS

RECEIPTS LISTING

FOR THE PERIOD OF OCTOBER 12, 2002 TO OCTOBER 27, 2002

Bank:	Hawkeye State Bank
Location:	299 S. Dubuque Street, Iowa City, IA 52240
Account Name:	Diversified Software Industries Payroll Account
Account Number:	044644

DATE
RECEIVED	DESCRIPTION	AMOUNT

Transfer	Transfer from Fleet - Biweekly payroll for period ended 10/20/02	56,471.33

	TOTAL	$ 56,471.33

Receipts may be identified by major categories. It is not necessary to list each transaction separately by name and customer or invoice number. You must, however, create a separate list for each bank account to which receipts were deposited during the month.

U.S DEPARTMENT OF JUSTICE
UNITED STATES TRUSTEE
EASTERN DISTRICT OF MICHIGAN

Case Name:	Diversified Software Industries, Inc.
Case Number:	02-63998-WS

DISBURSEMENTS LISTING

FOR THE PERIOD OF OCTOBER 12, 2002 TO OCTOBER 27, 2002

Bank:
		Hawkeye State Bank
Location:		299 S. Dubuque Street, Iowa City, IA 52240
Account Name:		Diversified Software Industries Payroll Account
Account Number:		044644

DATE	CHECK
DISBURSED	NUMBER	PAYEE	DESCRIPTION	AMOUNT

10/21/02	Transfer	Nexiq Technologies	Wire transfer to Fleet Bank - Nexiq Concentration	249,193.74

10/21/02	Wires	Hawkeye State Bank	Wire transfer fee	15.00
10/24/02	Wires	All Employees	Payroll for Biweekly period ended 10/20/02	56,471.33

			TOTAL	$ 305,680.07

You must create a separate list for eash bank account from which disbursements were made during the month.

U.S DEPARTMENT OF JUSTICE
UNITED STATES TRUSTEE
EASTERN DISTRICT OF MICHIGAN

Case Name:	Diversified Software Industries, Inc.
Case Number:	02-63998-WS

DISBURSEMENTS LISTING

FOR THE PERIOD OF OCTOBER 12, 2002 TO OCTOBER 27, 2002

Bank:		Standard Federal Bank
Location:		40950 Van Dyke Avenue, Sterling Heights, MI 48313
Account Name:		Nexiq Technologies Debtor In Possession
Account Number:		3664000599

DATE	CHECK
DISBURSED	NUMBER	PAYEE	DESCRIPTION	AMOUNT

10/22/02	75.13	DEBRA DROLL	EMPLOYEE T&E REIMBURSEMENT	75.13
10/22/02	30.11	GREGORY DILS	EMPLOYEE T&E REIMBURSEMENT	30.11
10/22/02	99.02	JAMES GRIFFIN	EMPLOYEE T&E REIMBURSEMENT	99.02
10/22/02	292.65	JAY LASH	EMPLOYEE T&E REIMBURSEMENT	292.65
10/22/02	33.14	JOSHUA DRUM	EMPLOYEE T&E REIMBURSEMENT	33.14
10/22/02	1,446.68	RONALD STAHLBERG	EMPLOYEE T&E REIMBURSEMENT	1,446.68
10/22/02	21.59	ROSHELLE YOUNGBLUT	EMPLOYEE T&E REIMBURSEMENT	21.59
10/22/02	826.36	TREASURER, STATE OF IA	SALES & USE TAX	826.36

			TOTAL	$ 2,824.68

	You must create a separate list for eash bank account from which disbursements were made during the month.

U. S. DEPARTMENT OF JUSTICE UNITED STATES TRUSTEE EASTERN DISTRICT OF MICHIGAN

Case Name:	Diversified Software Industries, Inc.
Case Number:	02-63998-WS

DISBURSEMENTS LISTING

FOR THE PERIOD OF OCTOBER 12, 2002 TO OCTOBER 27, 2002

Fleet Bank
111 Westminister Street, Providence, RI 02903
Nexiq Technologies Concentration Account
9358942298

DATE	CHECK
DISBURSED	NUMBER	PAYEE	DESCRIPTION	AMOUNT

10/15/02	Transfer	Nexiq Technologies	Transfer - deposit comingled with other funds	8,000.00
10/22/02	Transfer	Nexiq Technologies	Transfer - deposit comingled with other funds	3,156.57

			TOTAL	$ 11,156.57